Exhibit 23(f)

                     CONSENT OF FINANCIAL ADVISORS

We consent to the inclusion of our Fairness Opinion issued to FMB State Bank in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts".



                                        /s/ BAXTER FENTRISS AND COMPANY

Richmond, Virginia
March 14, 1995